SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 16, 2005
                                ----------------


                                SECURELOGIC CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                   000-28099                  86-0866757
  ----------------------------     ----------------         -------------------
  (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)             File Number)          Identification No.)


                                 40 WALL STREET
                                   58TH FLOOR
                               NEW YORK, NY 10005
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (866) 838-1102


                             MONTEREY BAY TECH, INC.
           ----------------------------------------------------------
                            Registrant's Former Name

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Item 7.01  Regulation FD Disclosure.

SecureLogic Corp. (the "Company") made presentations to investor groups on June 16 and June 21, 2005 in New York, New York and on June 20, 2005 in San Francisco, California, which discussed among other things, the Company's history, an overview of it existing business and strategy and its negotiations with the United States Transportation Security Administration (TSA). The full text of the presentation delivered at the investor presentations is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 -- Financial Statements and Exhibits

(c)   Exhibits

Exhibit       Description

99.1          Investor Presentation delivered June 16 , 20 and 21, 2005


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SecureLogic Corp.
                                             ---------------------------------
                                             (Registrant)


Date: June 21, 2005                          /s/ Gary Koren
                                             ---------------------------------
                                             Gary Koren, Chief Executive Officer

Exhibit Index

Exhibit      Description
-------      -----------

99.1         Investor Presentation delivered June 16 , 20 and 21, 2005